Form  8-K
[As last amended in Release No.33-7505, effective January 1, 1999, 63 F.R.9632.]

                       SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT
     Pursuant  to  Section  13  or  15(d) of the Securities Exchange Act of 1934

                           Date  of  Report  May  23,  2001

                      GLOBAL  TELEMEDIA  INTERNATIONAL,  INC.
               (Exact  name  of  registrant  as  specified  in  charter)

              DELAWARE                                   64-0708107
  (State  or  other  jurisdiction  of                 (I.R.S.  Employer
           incorporation)                            Identification  No.)

        4675  MacArthur  Court,  Suite  710,  Newport  Beach,  California, 92660
                    (Address  of  principal  executive  offices)

       Registrant's  telephone  number,  including  area  code   (949)  253-9588

        4675  MacArthur  Court,  Suite  420,  Newport  Beach,  California, 92660
             (Former  name  or  address,  if  changed  since  last  report.)


Item  4.     Changes  in  Registrant's  Certifying  Accountants


     The registrant has dismissed its former principal accountant, Mendoza & Berger, LLP, of Laguna Hills, California, and engaged Merdinger, Fruchter, Rosen & Corso, P.C., of Los Angeles, California, as its principal accountant. The change was made effective March 15th 2001.

     During the most recent fiscal year of the registrant and each interim period preceding December 31, 2000, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused them to make reference in connection with their report to the subject matter of the disagreements.

The report of the former principal accountants on the financial statements of the registrant for the preceding fiscal year contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope, or accounting principles. However, the reports of 1998 was modified because of a going concern uncertainty.


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The decision to change accountants was approved by the Board of Directors of the registrant.

                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Global  Telemedia  International,  Inc.


Date  May  23,  2001                    /s/
     -------------------         ------------------------------------
                                 David Tang, Chief Financial Officer


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                         Mendoza Berger and Company, LLP
                          Certified  Public  Accountants
                          25200 La Paz Road, Suite 111
                             Laguna Hills, CA 92653




Securities  and  Exchange  Commission
Washington  D.C.  20549


We  have  reviewed the statements made by the registrant in response to item 304
(a) of Regulation S-K regarding changes in and disagreements with accountants and financial disclosure, which are included in a form 8-K dated May 18th, 2001, and we agree with the statements made by the registrant.


/s/  (original  signed)
Mendoza  Berger  and  Company,  LLP
Laguna  Hills,  California
May  23th  2001


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                              Tauber  &  Balser,  P.C.
                          Certified  Public  Accountants
                            3340  Peachtree  Road  N.E.
                                    suite  250
                               Atlanta,  GA.  30326


Securities  and  Exchange  Commission
Washington  D.C.  20549


We  have  reviewed the statements made by the registrant in response to item 304
(a) of Regulation S-K regarding changes in and disagreements with accountants and financial disclosure, which are included in a form 8-K dated May 24th, 2000, and we agree with the statements made by the registrant.


(original  signed)
Tauber  &  Balser  P.C.
Atlanta  Georgia
May  23th  2001


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